Number

CBEY

CBEYOND COMMUNICATIONS®

Shares

CBEYOND COMMUNICATIONS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP TO COME

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE PER SHARE, OF

CBEYOND COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SIGNATURE TO COME

SIGNATURE TITLE

CBEYOND COMMUNICATIONS, INC. CORPORATE SEAL DELAWARE

SIGNATURE TO COME

SIGNATURE TITLE

COUNTERSIGNED AND REGISTERED
WACHOVIA BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation will furnish to any stockholder upon request and without charge a full or summary statement of the designations, terms, limitations and relative rights and preference of the shares of each class of stock authorized to be issued and, if the Corporation is authorized to issue any class of stock in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Corporation or to its Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or requirements:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT –	Custodian
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                   hereby sell, assign and transfer unto

SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________________________________________________________________________________________________

                                                  Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                 Attorney to transfer the stock on the books of the within-named Corporation with full power of substitution in the premises.

Date

NOTICE The signature to this assignment must correspond with the name as written upon the face of the Certificate. In every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.